4

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

EngageSmart, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EngageSmart, Inc.

NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders

May 24, 2022

12:00 p.m. (Eastern time)

ENGAGESMART, INC.

30 BRAINTREE HILL OFFICE PARK, SUITE 101

BRAINTREE, MASSACHUSETTS 02184

April 14, 2022

To Our Stockholders:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of EngageSmart, Inc. at 12:00 p.m. Eastern time, on Tuesday, May 24, 2022. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 3 of the proxy statement for more information about how to attend the meeting online.

Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Paul G. Stamas

Chairman of the Board

SOLICITATION OF PROXIES	37

ENGAGESMART’S ANNUAL REPORT ON FORM 10-K	38

ENGAGESMART, INC.

30 Braintree Hill Office Park, Suite 101

Braintree, Massachusetts 02184

Notice of Annual Meeting of Stockholders

To Be Held TUESDAY, May 24, 2022

The Annual Meeting of Stockholders (the “Annual Meeting”) of EngageSmart, Inc., a Delaware corporation (the “Company”), will be held at 12:00 p.m. Eastern time on Tuesday, May 24, 2022. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ESMT2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:

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To elect Deborah A. Dunnam, Preston McKenzie and Diego Rodriguez as Class I directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
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To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
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To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our common stock as of the close of business on March 25, 2022 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to Investor Relations, at IR@engagesmart.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

Scott Semel

Senior Vice President, General Counsel and Secretary

Braintree, Massachusetts

April 14, 2022

ENGAGESMART, INC.

30 Braintree Hill Office Park, Suite 101

Braintree, Massachusetts 02184

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors of EngageSmart, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Tuesday, May 24, 2022 (the “Annual Meeting”), at 12:00 p.m., Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ESMT2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

Holders of record of shares of our common stock, par value $0.001 per share (the “Common Stock”), as of the close of business on March 25, 2022 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 162,394,345 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2021 (the “2021 Annual Report”) will be released on or about April 14, 2022 to our stockholders on the Record Date.

In this proxy statement, “EngageSmart”, “Company”, “we”, “us”, and “our” refer to EngageSmart, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, MAY 24, 2022

This Proxy Statement and our 2021 Annual Report to Stockholders are available at http://www.proxyvote.com

Proposals

At the Annual Meeting, our stockholders will be asked:

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To elect Deborah A. Dunnam, Preston McKenzie and Diego Rodriguez as Class I directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
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To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
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To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Recommendations of the Board

The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

•
FOR the election of Deborah A. Dunnam, Preston McKenzie and Diego Rodriguez as Class I directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified; and
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FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About This Proxy Statement

Why you received this proxy statement. You are viewing or have received these proxy materials because the Company’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, the Company is making this proxy statement and its 2021 Annual Report available to its stockholders electronically via the Internet. On or about April 14, 2022, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2021 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2021 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING OF STOCKHOLDERS

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is March 25, 2022. You are entitled to vote at the Annual Meeting only if you were a holder of record of Common Stock at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote on all matters presented at the Annual Meeting. At the close of business on the Record Date, there were 162,394,345 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, and you would like to vote your shares online at the Annual Meeting, you should contact your bank or brokerage firm to obtain your 16-digit control number or otherwise vote through the bank or brokerage firm.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of the outstanding Common Stock entitled to vote at the Annual Meeting, present by means of remote communication or represented by proxy, shall constitute a quorum at the Annual Meeting.

Who can attend the Annual Meeting?

The Company has decided to hold the Annual Meeting entirely online this year. You may attend the Annual Meeting online only if you are a Company stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/ESMT2022. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 12:00 p.m., Eastern time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:45 p.m., Eastern time, and you should allow ample time for the check-in procedures.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting or the holders of a majority of the voting power present by means of remote communication or represented by proxy at the Annual Meeting, and entitled to vote at the Annual Meeting, may adjourn the Annual Meeting to another time and/or place from time to time until a quorum shall be present by means of remote communication or represented by proxy.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote:

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by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
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by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
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by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
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Electronically at the Meeting—If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on May 23, 2022. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

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by submitting a duly executed proxy bearing a later date;
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by granting a subsequent proxy through the Internet or telephone;
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by giving written notice of revocation to the Secretary of the Company prior to the Annual Meeting; or
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by voting online at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations begin on page 1 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Why hold a virtual meeting?

As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of the ongoing COVID-19 pandemic, we believe that hosting a virtual meeting this year is in the best interest of the Company and its stockholders. A virtual meeting also enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/ESMT2022. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/ESMT2022.

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

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irrelevant to the business of the Company or to the business of the Annual Meeting;
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related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
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related to any pending, threatened or ongoing litigation;
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related to personal grievances;

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derogatory references to individuals or that are otherwise in bad taste;
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substantially repetitious of questions already made by another stockholder;
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in excess of the two question limit;
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in furtherance of the stockholder’s personal or business interests; or
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out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three (3) nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of Common Stock present by means of remote communication or represented by proxy at the meeting and entitled to vote.	Abstentions will have the same effect as votes against the proposal. We do not expect any broker non-votes on this proposal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have the same effect as a vote against the ratification of the appointment of Deloitte & Touche LLP.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON

Proposal 1: Election of Directors

At the Annual Meeting, three (3) Class I directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2025 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.

We currently have eight (8) directors on our Board. Our current Class I Directors are Deborah A. Dunnam, Preston McKenzie and Diego Rodriguez. The Board has nominated each of the foregoing director candidates to serve as Class I directors until the 2025 Annual Meeting.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three (3) nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

In accordance with our Amended and Restated Certificate of Incorporation and Bylaws, our Board is divided into three classes with staggered three year terms. At each annual meeting of stockholders, the successors to the directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election. The current class structure is as follows: Class I, whose current term will expire at the Annual Meeting, and, if elected at the Annual Meeting, whose subsequent term will expire at the 2025 Annual Meeting of Stockholders; Class II, whose term will expire at the 2023 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2024 Annual Meeting of Stockholders. The current Class I Directors are Deborah A. Dunnam, Preston McKenzie and Diego Rodriguez; the current Class II Directors are Matthew G. Hamilton, David Magnum and Raph Osnoss; and the current Class III Directors are Robert P. Bennett and Paul G. Stamas.

Our Amended and Restated Certificate of Incorporation and Bylaws provide that subject to any rights of the holders of any series of preferred stock then outstanding to elect additional directors under specified circumstances or otherwise, the authorized number of directors may be changed from time to time by the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Subject to the rights of the holders of any series of preferred stock then outstanding, and the terms of our Stockholders' Agreement as described below, our directors may be removed only for cause by the affirmative vote of stockholders representing at least sixty-six and two-thirds percent (66 2⁄3%) of the voting power of the then outstanding shares stock entitled to vote in the election of directors.

In connection with our initial public offering (“IPO”) of our Common Stock in September 2021, we entered into a stockholders’ agreement (the “Stockholders’ Agreement”) with General Atlantic (IC), L.P. (“General Atlantic”), affiliates of Summit Partners (“Summit”), and Robert P. Bennett, which provides General Atlantic and Summit with the right to nominate a specified number of our directors determined based on the voting power held by General Atlantic and affiliates of Summit. As a result, in accordance with the Stockholders’ Agreement, the Board has nominated Preston McKenzie for election as a Class I Director at the Annual Meeting. The Stockholders’ Agreement provides, in part, that for so long as General Atlantic beneficially owns shares of Common Stock representing at least 50% of the Common Stock then outstanding, the stockholders of the Company shall have the right to remove directors (other than the director nominated by Summit and Mr. Bennett) with or without cause upon the vote of holders that beneficially own shares of Common Stock representing over 50% of the Common Stock then outstanding. For more information, see “Certain Relationships and Related Person Transactions—Stockholders’ Agreement”.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented thereby for the election as directors of the persons whose names and biographies appear below. In the event that any of Ms. Dunnam, Mr. McKenzie or Mr. Rodriguez should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that any of the director nominees will be unable to serve if elected. Each of the director nominees has consented to being named in this proxy statement and to serve if elected.

Vote required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three (3) nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.

Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the below director nominees.

Nominees For Class I Director (terms to expire at the 2025 Annual Meeting)

The current members of the Board of Directors who are also nominees for election to the Board of Directors are as follows:

Name	Age	Served as a Director Since	Position with EngageSmart
Deborah A. Dunnam	63	2021	Director
Preston McKenzie	54	2019	Director
Diego Rodriguez	52	2022	Director

The principal occupations and business experience, for at least the past five years, of each Class I director nominee for election at the Annual Meeting are as follows:

Deborah A. Dunnam has served as a member of our board of directors since 2021. Ms. Dunnam is currently the Chief Commercial Officer at Dropbox, Inc., a provider of cloud-based file hosting services. Prior to joining Dropbox, Ms. Dunnam served as Chief Operating Officer of ServiceSource from September 2018 to August 2020 and as Corporate Vice President of Inside Sales at Microsoft from January 2016 to June 2018. Prior that, she also held various senior roles at Cisco Systems, including serving as Senior Vice President of Worldwide Services Sales and Global Customer Success. Ms. Dunnam holds a Bachelor of Business Administration in Marketing and Social Science from Northwood University. We believe Ms. Dunnam is qualified to serve on our board of directors because of her experience as an executive at technology companies.

Preston McKenzie has served as a member of our board of directors since 2019. Mr. McKenzie has also served as Operating Partner at General Atlantic since 2019, after serving as a Special Advisor from 2017 to 2018. Prior to joining General Atlantic, Mr. McKenzie served as Chief Executive Officer of NEWSCYCLE Solutions from November 2013 to May 2017, and Chief Executive Officer of MicroEdge from June 2010 to November 2013. Prior to that, he also held various senior roles at Thomson Reuters, including serving as Vice President and General Manager of their Business Development division. Mr. McKenzie also serves on the board of directors of Ethisphere and formerly served on the board of directors of Insurity and Mi9 Retail. Mr. McKenzie holds a Bachelor of Arts in Journalism from the University of North Carolina and a Master of Business Administration from the University of Minnesota. We believe Mr. McKenzie’s experience as an executive in technology and his service on the board of directors of numerous companies make him well-qualified to serve as a member of our board of directors.

Diego Rodriguez has served as a member of our board of directors since January 2022. Mr. Rodriguez served as the Executive Vice President, Chief Product and Design Officer at Intuit Inc., from November 2017 to January 2021. Prior to Intuit Inc., Mr. Rodriguez served as the Global Managing Director, and in other various roles at IDEO from December 2004 to November 2017. Mr. Rodriguez previously served on the Harvard University Board of Overseers from May 2018 to May 2020, and as an Entrepreneur-in-Residence at Harvard Business School from August 2011 to July 2015. Mr. Rodriguez is also a founding facility member of the Hasso Plattner Institute of Design at Stanford (aka “the d.school”) from November 2004 to June 2015. Mr. Rodriguez is currently a Global Advisor to Harvard Business School and a Professor of the Practice at Boise State University. We believe Mr. Rodriguez is qualified to serve on our board of directors because of his experience driving innovation for both enterprise and small and medium sized business clients.

Continuing members of the Board of Directors:

Class II Directors (terms to expire at the 2023 Annual Meeting)

The current members of the Board of Directors who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Position with EngageSmart
Matthew G. Hamilton	38	2018	Director
David Mangum	56	2019	Director
Raph Osnoss	35	2019	Director

Matthew G. Hamilton has served as a member of our board of directors since 2018. Previously, Mr. Hamilton had served on the board of InvoiceCloud, LLC since April 2015. Mr. Hamilton is also a Managing Director at Summit Partners (“Summit”), a private equity firm, where he has served in various roles since 2005. Mr. Hamilton also serves on the board of directors of a.k.a. Brands, Snap Financial, Patriot Growth Insurance Services, Frontline Advance, Quay Eyeware, Adviser Investments and Forma Brands. Mr. Hamilton holds a Bachelor of Arts in Economics from Colby College. We believe Mr. Hamilton’s investment experience and his service on the board of directors of numerous companies make him well-qualified to serve as a member of our board of directors.

David Mangum has served as a member of our board of directors since 2019. Mr. Mangum has also served as a Senior Advisor at General Atlantic, a global growth investment firm, since 2019. Prior to joining General Atlantic, Mr. Mangum was President and Chief Operating Officer of Global Payments Inc., where he served in various roles since 2008. While at Global Payments, Mr. Mangum lead their transformation from a payment processor to a technology services and software company. From 2007 to 2008, he served as Executive Vice President, Fiserv Corp., a financial services technology provider which acquired CheckFree Corporation, provider of financial electronic commerce solutions in 2007. Mr. Mangum was also Executive Vice President and Chief Financial Officer of CheckFree Corporation from 2000 to 2007 and its Senior Vice President, Finance and Accounting, from 1999 to 2000. Mr. Mangum served on the board of directors of Thunder Bridge Acquisition II, LTD., a blank check company, from 2019 to 2021. Currently, Mr. Mangum serves on the board of directors of Thunder Bridge Capital Partners III Inc., a blank check company, a role he has held since 2020 and of Thunder Bridge Capital Partners IV, Inc., a blank check preferred company, a role he has held since 2021. He also serves on the board of directors of Nextech, an EHR and practice management solution for specialty providers, a role he has held since 2020. Mr. Mangum holds a Bachelor of Arts in Political Science from Carleton College. We believe Mr. Mangum’s experience as an executive in payment technology companies makes him well-qualified to serve as a member of our board of directors.

Raph Osnoss has served as a member of our board of directors since 2019. Mr. Osnoss currently serves as a Principal at General Atlantic and focuses on the firm’s investments in the financial services sector. Prior to joining General Atlantic, Mr. Osnoss was an Associate at Berkshire Partners, a private equity firm, from 2010 to 2012. Previously, he was also an analyst in the Investment Banking Division of Goldman Sachs from 2008 to 2010. He currently serves on the boards of Amount, Inc., a banking and loan origination software provider, Alkami Technology, Inc., a cloud-based digital banking platform, and Avant, LLC, a financial technology company. He previously served on the board of directors of Insurity, Inc, a cloud-based solutions and data analytics company. He also serves on the board of Edible Schoolyard NYC, a food and education-focused charitable organization. Mr. Osnoss holds a Bachelor of Science in economics from the Wharton School at the University of Pennsylvania and a Master of Business Administration from Harvard Business School. We believe Mr. Osnoss is qualified to serve on our board of directors because of his knowledge of technology and the financial services industry.

Class III Directors (terms to expire at the 2024 Annual Meeting)

The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Position with EngageSmart
Robert P. Bennett	65	2019	Founder, Chief Executive Officer and Director
Paul G. Stamas	40	2019	Chairman

Robert P. Bennett has served as our Founder, Chief Executive Officer and as a member of our board of directors since 2019. Prior to serving in these roles, Mr. Bennett served as Chief Executive Officer of Invoice Cloud, Inc., the predecessor of the Company and a current subsidiary of the Company since 2009. From December 2001 to 2008, he served as the President of Sage Payment Solutions. Prior to that, Mr. Bennett served in senior leadership roles at Verus Financial Management and MIC, Inc, as well as formed his first business, MicroFridge, Inc. Mr. Bennett has also served on the board of directors of Walpole Cooperative Bank since 2011. Mr. Bennett holds a Bachelor of Arts in Applied Math and Computer Science from the University of Maine and a Master of Science in Engineering

Management from Northeastern University. We believe that Mr. Bennett’s experience and success in both the payment solutions and SaaS industries make him well-qualified to serve on our board of directors.

Paul G. Stamas has served as chairman of our board of directors since 2019. Mr. Stamas is a Managing Director at General Atlantic, a global growth investment firm, where he also serves as Co-Head of General Atlantic’s financial services sector. Prior to joining General Atlantic in 2010, Mr. Stamas was an Associate at Welsh, Carson, Anderson & Stowe from September 2006 to June 2008, concentrating on investments in the healthcare services and information & business services sectors. Prior to that, he was an analyst in the Consumer Retail Group in the Investment Banking division at Goldman Sachs from July 2004 to July 2006. Mr. Stamas currently serves on the board of directors of Creative Planning and SigFig, and he previously served on the board of directors of Insurity and Optionshouse. He also serves on the board of directors of the Harvard Business School Club of New York. Mr. Stamas holds a Bachelor of Science and Engineering in Operations Research & Financial Engineering from Princeton University and a Master of Business Administration from Harvard Business School. We believe Mr. Stamas is qualified to serve on our board of directors because of his knowledge of technology and the financial services industry and his service on the board of directors of numerous companies.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Deloitte & Touche LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Deloitte & Touche LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2021. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Deloitte & Touche LLP is expected to attend the 2022 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Deloitte & Touche LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2023. Even if the appointment of Deloitte & Touche LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

Vote Required

This proposal requires the affirmative vote of a majority in voting power of Common Stock present by means of remote communication or represented by proxy at the meeting and entitled to vote. Abstentions will have the same effect as votes against the proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Deloitte & Touche LLP, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2022.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the audited consolidated financial statements of as EngageSmart, Inc., a Delaware corporation (the “Company”) for the fiscal year ended December 31, 2021 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

David Magnum (Chair)

Deborah A. Dunnam

Matthew G. Hamilton

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table summarizes the fees of Deloitte & Touche LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2021	2020
Audit Fees	$816,000	$406,800
Audit Related Fees	1,500,000	—
Tax Fees	126,007	97,761
All Other Fees	1,895	—
Total Fees	$2,443,902	$504,561

Audit Fees

Audit fees for the fiscal years ended December 31, 2021 and December 31, 2020 include the aggregate fees incurred for the audits of our annual consolidated financial statements, reviews of each interim unaudited consolidated financial statements included in our quarterly reports, and other matters related to our SEC compliance and filings.

Audit Related Fees

Audit related fees for the fiscal year ended December 31, 2021 consist of fees associated with services rendered in connection with our initial public offering, including our registration statements on Form S-1 and Form S-8.

Tax Fees

Tax fees for the fiscal years ended December 31, 2021 and December 31, 2020 consist of fees for professional services rendered for assistance with tax compliance and planning services.

All Other Fees

All other fees for the fiscal year ended December 31, 2021 include subscription fees for a software service.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Deloitte & Touche LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Deloitte & Touche LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee may, on a periodic basis, review and generally pre-approve the services (and related fee levels or budgeted amounts) that may be provided by Deloitte & Touche LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee pre‑approved all services performed since the pre‑approval policy was adopted.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Robert P. Bennett(1)	65	Founder, Chief Executive Officer and Director
Cassandra Hudson	39	Chief Financial Officer
Scott Semel	66	General Counsel
Jonathan Seltzer	40	President, SMB Solutions
Kevin O’Brien	46	President, Enterprise Solutions
(1)
See page 10 of this proxy statement for the biography of Robert P. Bennett.

Cassandra Hudson has served as our Chief Financial Officer since 2020. Prior to joining the Company, Ms. Hudson was the Vice President of Finance and Chief Accounting Officer for Carbonite, Inc., a provider of data protection products for businesses, from November 2014 to March 2020. Ms. Hudson held various positions at Carbonite, Inc., including Corporate Controller from October 2012 to November 2014, Director of Finance from March 2011 to October 2012, Accounting Manager from March 2009 to March 2011 and a Senior Accountant from March 2008 to March 2009. Ms. Hudson also previously held positions at The Davenport Companies, RSM US LLP, and Henderson and Associates. Ms. Hudson holds a Bachelor of Arts in Corporate Finance and Accounting and a Master of Business Administration in Accounting each from Bentley University and is a Certified Public Accountant in the Commonwealth of Massachusetts.

Scott Semel has served as our Senior Vice President, General Counsel and Secretary since March 2022. Prior to joining the Company, Mr. Semel served as Interim General Counsel of Carbonite, Inc. from September 2019 to December 2019. Mr. Semel also served as the Acting General Counsel and Senior Vice President of People for Information Builders, Inc. from February 2019 to September 2019. Prior to this, Mr. Semel served as Executive Vice President, General Counsel of Legal, Security and Compliance of Intralinks Holdings, Inc. from January 2012 to January 2017. Mr. Semel also held various chief legal officer roles at Novell and TeleAtlas, NL. Mr. Semel also serves as a director on the boards for Kenney Corporation, the Disability Law Center of Massachusetts and the New England Village. Mr. Semel holds a J.D. from NE Law and an undergraduate degree from Boston University.

Jonathan Seltzer has served as our President of SMB Solutions since June 2021 and was previously Chief Operating Officer from January 2021 to June 2021 and Executive Vice President of Business and Corporate Development from September 2019 to January 2021. Prior to joining the Company, Mr. Seltzer served as Chief Financial Officer and Head of Corporate Development at CLEAResult Consulting Inc., where he held various other roles from March 2014 to January 2019. Prior to his time at CLEAResult Consulting Inc., Mr. Seltzer served as Director of Strategy and Development at Imerys S.A. from December 2012 to March 2014. Mr. Seltzer also previously held positions at KRG Capital Partners, Wachovia Securities and Piper Jaffray. Mr. Seltzer holds a Bachelor of Arts in Political Science from the University of Wisconsin-Madison.

Kevin O’Brien has served as our President of Enterprise Solutions since February 2022. Prior to joining the Company, Mr. O’Brien was the Divisional Vice President and General Manager of the Product Lifecycle Management (PLM) segment at PTC Inc., where he held various other roles from April 2016 to January 2022. Mr. O’Brien also held various positions at Oracle Corporation, from August 2005 to April 2016, including Director of Worldwide Alliances & Channels Strategy and Senior Director, Worldwide ISV Business Development. Mr. O’Brien held previous positions at Microsoft Corporation, PTC Inc., Razorfish and Hill Holiday Interactive. Mr. O’Brien holds an MBA in General Management from Harvard Business School and a B.A. in Government from Colby College.

CORPORATE GOVERNANCE

General

Our Board has adopted Corporate Governance Guidelines, a Code of Conduct, and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Conduct in the “Governance” section of the “Investors” page of our website located at investors.engagesmart.com, or by writing to our Secretary at our offices at 30 Braintree Hill Office Park, Suite 101, Braintree, Massachusetts 02184.

Board Composition

Our Board currently consists of eight members: Robert P. Bennett, Paul G. Stamas, Deborah A. Dunnam, Matthew G. Hamilton, David Mangum, Preston McKenzie, Raph Osnoss and Diego Rodriguez. Our Amended and Restated Certificate of Incorporation and Bylaws provide that subject to any rights of the holders of any series of preferred stock then outstanding to elect additional directors under specified circumstances or otherwise, the authorized number of directors may be changed only by resolution of the Board of Directors. Subject to the rights of the holders of any series of preferred stock then outstanding, and subject to the Stockholders' Agreement, our directors may be removed with or without cause only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2⁄3%) in voting power of the outstanding shares of our capital stock entitled to vote in the election of directors. The Stockholders’ Agreement provides, in part, that for so long as General Atlantic beneficially owns shares of Common Stock representing at least 50% of the Common Stock then outstanding, the stockholders of the Company shall have the right to remove directors (other than the director nominated by Summit and Mr. Bennett) with or without cause upon the vote of holders that beneficially own shares of Common Stock representing over 50% of the Common Stock then outstanding.

Stockholders’ Agreement

Pursuant to our Stockholders’ Agreement, General Atlantic and affiliates of Summit have the right to nominate a specified number of our directors determined based on the voting power held by General Atlantic and affiliates of Summit. For so long as General Atlantic beneficially owns shares of common stock representing over 50% of the common stock then outstanding, General Atlantic is entitled to nominate five directors to serve on our board of directors, at least two of which such directors must be “independent directors” under applicable law and stock exchange listing standards. For so long as General Atlantic beneficially owns shares of common stock representing at least 30% but less than or equal to 50% of the common stock then outstanding, General Atlantic is entitled to nominate three directors to serve on our board of directors. For so long as General Atlantic beneficially owns shares of common stock representing at least 20% but less than or equal to 30% of the common stock then outstanding, General Atlantic is entitled to nominate two directors to serve on our board of directors. For so long as General Atlantic beneficially owns shares of common stock representing at least 10% of the common stock then outstanding, General Atlantic is entitled to nominate one director to serve on our board of directors. For so long as affiliates of Summit beneficially owns at least 10% of the common stock then outstanding, affiliates of Summit will be entitled to nominate one director to serve on our board of directors. Pursuant to the Stockholders’ Agreement, General Atlantic nominated for election Paul G. Stamas, Raph Osnoss, Preston McKenzie, and David Mangum, and Summit nominated for election Matthew G. Hamilton. For more information, see “Certain Relationships and Related Person Transactions—Stockholders’ Agreement”.

Director Independence

Our Board has determined that each of Deborah A. Dunnam, Matthew G. Hamilton, David Mangum, Preston McKenzie, Raph Osnoss, Diego Rodriguez, Paul G. Stamas and, for the period in which she served on the Board during 2021 until her departure on November 9, 2021, Ashley Glover, qualifies as “independent” in accordance with the listing requirements of the New York Stock Exchange (“NYSE”). In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Controlled Company Exemption

We are a “controlled company” under the rules of the NYSE. The rules of the NYSE define a “controlled company” as a company of which more than 50% of the voting power for the election of directors is held by an individual, a group, or another company. As of the record date, General Atlantic beneficially owns approximately 59.9% of the combined voting power of our outstanding capital. As a result, we qualify for exemptions from, and have elected not to comply with, certain corporate governance requirements under the NYSE rules. Even though we will be a controlled company, we are required to comply with the rules of the SEC and the NYSE relating to the membership, qualifications and operations of the audit committee.

If we cease to be a controlled company and our common stock continues to be listed on the NYSE, we will be required to comply with these requirements by the date our status as a controlled company changes or within specified transition periods applicable to certain provisions, as the case may be.

Executive Sessions

Our non-management directors meet in executive session without management directors or other members of management present on a regularly scheduled basis. We also hold an executive session including only independent directors at least once per year. Each executive session of the non-management or the independent directors is presided over by Paul G. Stamas, our Chairman of the Board.

Director Candidates

The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board, subject to the Stockholders' Agreement. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director. Deborah A. Dunnam and Preston McKenzie were initially recommended to serve on our Board by General Atlantic, our majority shareholder. Diego Rodriguez was initially recommended to serve on our Board by the Goldman Sachs Group, Inc.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, strong ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a board member or executive officer of another publicly held company; professional and academic experience relevant to the Company’s industry; leadership skills; experience in finance and accounting and/or executive compensation practices; whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable; and geographic background, gender, age and ethnicity. The Nominating & Corporate Governance Committee and the Board are committed to actively seeking out highly qualified women and individuals from minority groups to include in the pool from which new Board candidates are chosen. In addition, the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, EngageSmart, Inc., 30 Braintree Hill Office Park, Suite 101, Braintree, Massachusetts 02184. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications from Interested Parties

Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the lead director, chairperson of any of the Audit, Nominating and Corporate Governance, and Compensation Committees, or to the nonmanagement or independent directors as a group, may do so by addressing such communications or concerns to the Secretary of the Company, EngageSmart, Inc., 30 Braintree Hill Office Park, Suite 101, Braintree, Massachusetts 02184, who will forward such communications to the appropriate party. Such communications may be done confidentially or anonymously.

Board Leadership Structure and Role in Risk Oversight

Our Bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. We currently have an independent Chairman of the Board and a majority of our Board is comprised of independent directors. Our Board believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole. For these reasons, our Board of Directors has concluded that our current leadership structure is appropriate at this time.

However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. If, in the future, the Chair of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide for the appointment by the independent directors of a Lead Director. The Lead Director’s responsibilities would include, but would not be limited to, presiding over all meetings of the Board of Directors at which the Chair of the Board is not present, including any executive sessions of the independent directors, approving the Board’s meeting schedules and agendas, and acting as liaison between the independent directors of the Board and the Chief Executive Officer and the Chair of the Board.

Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

Our Board is responsible for overseeing our risk management process. Our Board focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management and for overseeing management of regulatory risks. Our Audit Committee is responsible for discussing our policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which our exposure to risk is handled, and for overseeing financial and cybersecurity risks. Our Nominating and Corporate Governance Committee manages risks associated with the independence of our Board of Directors and potential conflicts of interest. Our Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Code of Business Conduct and Ethics

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, investors.EngageSmart.com, in the “Governance Documents” section under “Corporate Governance.”

In addition, we intend to post on our website all disclosures that are required by law or the rules of the NYSE concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

Anti-Hedging Policy

Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

Attendance by Members of the Board of Directors at Meetings

There were five (5) meetings of the Board of Directors during the fiscal year ended December 31, 2021. The Board acted by written consent three (3) times. During the fiscal year ended December 31, 2021, each director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

Under our Corporate Governance Guidelines, which are available on our website at investors.engagesmart.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend. Given the timing of our IPO, we did not hold an annual meeting in 2021. i

COMMITTEES OF THE BOARD

Our Board has established four standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Paul G. Stamas		X	Chairperson
Deborah A. Dunnam	X
Matthew G. Hamilton.	X	X
David Magnum.	Chairperson
Preston McKenzie		Chairperson
Raph Osnoss			X
Diego Rodriguez			X

Audit Committee

Our Audit Committee’s responsibilities include:

•
appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;
•
discussing with our independent registered public accounting firm their independence from management;
•
reviewing with our independent registered public accounting firm the scope and results of their audit;
•
pre-approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•
overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;
•
overseeing our financial and accounting controls and compliance with legal and regulatory requirements;
•
reviewing our policies on risk assessment and risk management;
•
reviewing related person transactions; and
•
establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls, or auditing matters.

The Audit Committee charter is available on our website at investors.engagesmart.com. The members of the Audit Committee are Deborah A. Dunnam, Matthew G. Hamilton, and David Mangum. David Magnum serves as the Chairperson of the committee. Ashley Glover previously served as a member of the Audit Committee until her resignation from the Board on November 9, 2021, and our Board previously determined that she qualified as independent for purposes of service on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the NYSE Rules, including those related to Audit Committee membership. Our Board has affirmatively determined that each of Deborah A. Dunnam, Matthew G. Hamilton, and David Mangum is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the NYSE Rules, including those related to Audit Committee membership.

The members of our Audit Committee meet the requirements for financial literacy under the applicable NYSE rules. In addition, our Board has determined that David Magnum qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. No Audit Committee member currently serves on the audit committee of more than three public companies.

The Audit Committee met six (6) times and acted by written consent one (1) time in 2021.

Compensation Committee

Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:

•
reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving (either alone, or if directed by the Board, in connection with a majority of the independent members of the Board of Directors) the compensation of our Chief Executive Officer;
•
reviewing and setting or making recommendations to our Board regarding the compensation of our other executive officers;
•
reviewing and approving or making recommendations to our Board regarding our incentive compensation and equity-based plans and arrangements;
•
making recommendations to our Board regarding the compensation of our directors; and
•
appointing and overseeing any compensation consultants.

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on our website at investors.engagesmart.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In 2021, the Compensation Committee engaged the compensation consulting firm Compensia, Inc. (“Compensia”) to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. As part of this process, the Compensation Committee reviewed a compensation assessment provided by Compensia comparing our compensation to that of a group of peer companies within our industry and met with Compensia to discuss our executive and non-employee director compensation and to receive input and advice. Compensia reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Compensia and has determined that Compensia’s work does not raise a conflict of interest.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an executive officer the authority to grant equity awards to certain employees and consultants, as further described in its charter and subject to the terms of our equity plans.

The members of our Compensation Committee are Matthew G. Hamilton, Preston McKenzie and Paul G. Stamas. Present McKenzie serves as the Chairperson of the Compensation Committee. Each member of the Compensation Committee qualifies as an independent director under NYSE’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.

The Compensation Committee met six (6) times and acted by written consent one (1) time in 2021.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee’s responsibilities include:

•
identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board of Directors;

•
recommending to our Board of Directors the nominees for election to our Board at annual meetings of our stockholders;
•
developing and recommending to our Board of Directors Corporate Governance Guidelines, and reviewing and recommending to our Board proposed changes to our Corporate Governance Guidelines from time to time;
•
overseeing Company’s efforts with regard to environmental, social and governance matters; and
•
developing and recommending to our Board of Directors a set of corporate governance guidelines.

The Nominating and Corporate Governance Committee charter is available on our website at investors.engagesmart.com. The members of our Nominating and Corporate Governance Committee are Raph Osnoss, Diego Rodriguez and Paul G. Stamas. Deborah A. Dunnam previously served as a member of the Nominating and Corporate Governance Committee until she was replaced by Diego Rodriguez on February 9, 2022. Paul G. Stamas serves as the Chairperson of the Nominating and Corporate Governance Committee. Our Board of Directors has affirmatively determined that each of Raph Osnoss, Diego Rodriguez and Paul G. Stamas meets the definition of “independent director” under the NYSE rules. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.

The Nominating and Corporate Governance Committee did not meet in 2021 and acted by written consent one (1) time in 2021.

EXECUTIVE AND DIRECTOR COMPENSATION

This section discusses the material components of the executive compensation program for our executive officers who are named in the "Summary Compensation Table" below. In 2021, our "named executive officers" and their positions were as follows:

•
Robert Bennett, Chief Executive Officer (principal executive officer);
•
Howard Spector, former Chief Executive Officer of SimplePractice, LLC ("SimplePractice") and Founder Advisor;
•
Cassandra Hudson, Chief Financial Officer; and
•
Charles Kallenbach, Former General Counsel.

Mr. Spector served as the Chief Executive Officer of SimplePractice until June 15, 2021 and as Founder Advisor from and after June 16, 2021. Mr. Kallenbach’s employment and service as General Counsel terminated effective as of February 28, 2022.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. The share amounts and exercise prices set forth below reflect adjustments made in connection with the 1-for-3 stock split effected on September 10, 2021.

Summary compensation table

The following table sets forth information concerning the compensation of our named executive officers for the year ended December 31, 2021 and December 31, 2020.

Name and Principal Position	Year	Salary (S)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Robert Bennett	2021	600,000	999,986	786,000	280,800	500	2,667,286
Chief Executive Officer	2020	600,000	—	—	240,000	500	840,500
Howard Spector	2021	600,000	—	12,053,344	312,000	2,500	12,967,844
Former CEO of SimplePractice and Founder Advisor	2020	600,000	—	—	500,000	2,500	1,102,500
Cassandra Hudson	2021	353,750	1,499,992	—	165,555	2,500	2,021,797
Chief Financial Officer	2020	57,211	—	1,167,500	22,630	—	1,247,341
Charles Kallenbach	2021	306,250	749,996	361,800	143,325	1,969	1,563,340
Former General Counsel
(1)
In accordance with SEC rules, these amounts reflect the aggregate grant-date fair value of the restricted stock unit and option awards granted during 2021 and 2020, as applicable, computed in accordance with ASC Topic 718 for stock-based compensation transactions. Additionally, with respect to Mr. Spector only, the amount also includes the incremental fair value associated with the modification of Mr. Spector’s stock options in connection with his transition to his role as Founder Advisor, computed in accordance with ASC Topic 718 for stock-based compensation transactions. Assumptions used in the calculation of these amounts are included in Note 12 – Stock-based Compensation to our consolidated financial statements included elsewhere in this proxy statement. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the restricted stock units or stock options, the exercise of the stock options, or the sale of the common stock underlying such restricted stock units or stock options.
(2)
Amounts reflect annual cash performance-based bonuses earned during the years ended December 31, 2021 and December 31, 2020, as applicable. For additional information about the annual cash performance-based bonuses, please see the section titled “2021 Bonuses” below.
(3)
Amounts reflect 401(k) plan matching contributions.

Narrative to summary compensation table

2021 salaries

The named executive officers receive a base salary to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. As of December 31, 2021, the base salaries of Mr. Bennett, Mr. Spector, Ms. Hudson, and Mr. Kallenbach were $600,000, $600,000, $365,000, and $350,000, respectively. The base salaries for Messrs. Bennett, Spector, and Kallenbach (whose base salary was established upon the commencement of his employment effective February 16, 2021) were unchanged for the year ended December 31, 2021. Ms. Hudson’s base salary was increased from $350,000 to $365,000 effective as of October 1, 2021.

2021 bonuses

We provide annual incentive cash bonuses, which we refer to as “Annual Bonuses,” to our named executive officers under our 2021 Annual Bonus Plan (the “Annual Bonus Plan”). Under the Annual Bonus Plan, Annual Bonuses for the named executive officers, other than the Mr. Spector, were determined based on achievement of revenue, Company Adjusted EBITDA, and net promoter score targets. Company targets are generally established by our board of directors in its discretion during the first quarter of the calendar year.

Annual Bonuses are generally paid after the end of the calendar year in which they were earned. For the year ended December 31, 2021, each named executive officer’s Annual Bonus, other than Mr. Spector, was based 70% on our revenue performance, and 30% on our Company Adjusted EBITDA performance. Mr. Spector’s Annual Bonus was based solely on the performance of the Company’s SimplePractice subsidiary, including 50% on SimplePractice revenue, 25% on SimplePractice Adjusted EBITDA, and 25% on SimplePractice new customer accounts. The Annual Bonuses for each named executive officer included a net promoter score target, which if not achieved would reduce each respective Annual Bonus by 10%.

Annual Bonus amounts are based on individualized target amounts for the applicable year, with ultimate payouts of up to 200% of these individualized targets (which maximum may be increased in exceptional circumstances). For the year ended December 31, 2021, the target Annual Bonus amounts for each of our named executive officers was 40% of each of their respective base salaries, or $240,000, $240,000, $146,000, and $140,000, respectively. For the year ended December 31, 2021, Annual Bonuses were paid out at 117% of target for each of our named executive officers, other than Mr. Spector whose Annual Bonus was paid out at 130% of his target. The actual annual cash bonuses awarded to each named executive officer for 2021 performance are set forth above in the Summary compensation table in the column entitled “Non-Equity Incentive Plan Compensation.”

Equity compensation

LLC Option Plan

Prior to our initial public offering, certain of our named executive officers held options to purchase Class A-3 common shares (“LLC Options”) under our Amended and Restated 2015 Stock Option Plan (the “LLC Option Plan”). Mr. Bennett and Mr. Spector were each granted 600,000 LLC Options in 2021 and Mr. Kallenbach was granted 270,000 LLC Options in 2021. Ms. Hudson was not granted any LLC Options in 2021.

The LLC Options were generally divided equally between service options, which generally vest 25% on the first anniversary of the grant date and in 12 equal quarterly installments thereafter subject to the named executive officer’s continued employment through each applicable vesting date ("Service Options"), and performance options, which generally vest based on the achievement of multiple of invested capital thresholds for General Atlantic in connection with a Change in Control (as such term is defined in the LLC Option Plan) ("Performance Options").

In connection with our initial public offering, we converted all outstanding LLC Options into options to purchase shares of our common stock, which we refer to as Converted Options, in a manner that maintained the aggregate spread of the LLC Options as of immediately prior to the conversion. Additionally, in connection with our initial public offering, we converted all Performance Options into Service Options. The converted Performance Options now follow the same vesting schedule as the Service Options, with any converted Performance Options that would have otherwise vested prior to this offering had they been Service Options receiving accelerated vesting as of the date of the consummation of our initial public offering and the remainder of the converted Performance Options vesting in accordance with the Service Option vesting schedule. Other than the changes to the vesting conditions of the converted Performance Options, the Converted Options are subject to the same terms and conditions applicable to the LLC Options under the LLC Option award agreements in place at the time of our initial public offering. For additional information about the Converted Options held by our named executive officers, please see the section titled “Outstanding equity awards at year end” below.

Under the documentation of the Converted Options in effect as of December 31, 2021, the vesting of all Service Options is generally subject to acceleration upon the occurrence of a Change in Control. Additionally, our Compensation Committee, as the administrator of the LLC Option Plan, has the discretion to accelerate the vesting of any LLC Options at any time and from time to time.

2021 Plan

In connection with our initial public offering, we adopted (and our stockholders approved) the EngageSmart, Inc. 2021 Incentive Award Plan, which we refer to as the “2021 Plan”, in order to facilitate the grant of cash and equity incentives to directors, employees (including our named executive officers) and consultants and certain of our affiliates and to enable us and certain of our affiliates to obtain and retain services of these individuals, which is essential to our long-term success. Additionally, in connection with our initial public offering, we froze the LLC Option Plan and all future equity incentives will be granted under the 2021 Plan.

During 2021, Mr. Bennett, Ms. Hudson, and Mr. Kallenbach received 38,461, 57,692, and 28,846 restricted stock units under the 2021 Plan, respectively. Mr. Spector did not receive any awards under the 2021 Plan in 2021. The restricted stock units granted under the 2021 Plan generally vest in equal quarterly installments on each of the first 16 quarterly anniversaries of the grant date.

Other elements of compensation

CVR Unit Awards

Certain of our named executive officers hold CVR Unit Awards under the Hancock Parent, LLC CVR Bonus Award Plan, which we refer to as the "CVR Units" and the "CVR Plan". CVR Units entitle the holder, subject generally to the holder’s continued employment through the date of payment, to a pro-rata portion of a bonus pool (based on a participant’s share of CVR Units held). The amount of this bonus pool is based on certain cash distributions (including any cash distributions held back and later released) that General Atlantic would otherwise be entitled to receive if General Atlantic receives a pre-established threshold in connection with and/or following an exit event (as defined in our existing limited liability company agreement (the “LLC Agreement”)). The maximum amount of this bonus pool is capped at approximately $9,500,000, of which approximately $7,400,000 remained outstanding as of December 31, 2021.

In connection with our initial public offering, the CVR Plan was amended to reflect the Corporate Conversion and the CVR Units otherwise remain subject to the same terms and conditions applicable to the CVR Units immediately prior to our initial public offering (including, without limitation, vesting and payment terms).

No CVR Units were granted to our named executive officers in 2021. As of December 31, 2021, Mr. Bennet held 768,074 CVR Units and Mr. Spector held 166,681 CVR Units, none of which are subject to any vesting conditions (other than continued employment through the date of payment, as described above).

Retirement plans

We maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we match contributions made by participants in the 401(k) plan up to a specified percentage of the employee contributions, and these matching contributions are subject to two year vesting. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan, and making matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Employee benefits and perquisites

Health/Welfare Plans. All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:

•
medical, dental and vision benefits;
•
medical and dependent care flexible spending accounts;
•
health savings accounts;
•
short-term and long-term disability insurance; and
•
life insurance.

We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

No tax gross-ups

We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by us.

Outstanding equity awards at year end

The following table summarizes the number of shares of Common Stock underlying outstanding equity incentive plan awards held by each named executive officer as of December 31, 2021.

	Option Awards (1)(2)					Stock Awards (3)
Name and Principal Position	Grant Date	Number of Securities Underlying Unexerceised Options (#) Exercisable	Number of Securities Underlying unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested ($)(4)
Robert Bennett	2/2/2021	—	600,000	5.67	2/2/2031	—	—
	9/23/2021	—	—	—	—	38,461	927,679
Howard Spector	9/1/2019	515,625	234,375	3.02	9/1/2029	—	—
	2/2/2021	—	600,000	5.67	2/2/2031	—	—
Cassandra Hudson	11/2/2020	187,500	562,500	3.46	11/2/2030	—	—
	9/23/2021	—	—	—	—	57,692	1,391,531
Charles Kallenbach	2/16/2021	—	270,000	5.67	2/16/2031	—	—
	9/23/2021	—	—	—	—	28,846	695,766
(1)
All of the outstanding stock options were granted under and subject to the terms of the LLC Option Plan and are Converted Options (as further described above under the section titled “Narrative to summary compensation table—Equity compensation”). The vesting of each stock option is subject to the executive’s continuous service with us through the applicable vesting dates. Under the documentation of the Converted Options in effect as of December 31, 2021, the vesting of all Converted Options is generally subject to acceleration upon the occurrence of a change in control of our company.
(2)
Each Converted Option consists solely of Service Options, which generally vest 25% on the first anniversary of the grant date and in 12 equal quarterly installments thereafter. All Converted Options were granted with a per share exercise price equal to the fair market value of one Class A-3 common share on the date of grant, which exercise price was converted in connection with the Corporate Conversion in a manner that maintained the aggregate spread of the Converted Options as of immediately prior to the Corporate Conversion.

(3)
All of the outstanding restricted stock units were granted under the 2021 Plan. The vesting of each restricted stock unit is subject to the executive’s continuous service with us through the applicable vesting dates. Each restricted stock unit vests in equal quarterly installments on the first 16 quarterly anniversaries of the grant date.
(4)
Amounts are calculated based on multiplying the number of shares shown in the table by the per share closing price of our common stock on December 31, 2021, which was $24.12.

Executive Employment Agreements

On November 30, 2021, we entered into a second amended and restated employment agreement with Mr. Spector, effective as of November 30, 2021. The material terms of Mr. Spector’s amended and restated employment agreement are as follows:

•
Position. Mr. Spector will serve as a Founder Advisor to us and will report to our Chief Executive Officer.
•
Salary. Mr. Spector will have an annual base salary of $600,000 through December 31, 2021. Beginning on January 1, 2022, Mr. Spector’s annual base salary will become $120,000.
•
Annual Bonus. Mr. Spector will have an annual target bonus equal to 40% of his annual base salary for 2021. Beginning in January 1, 2022 and thereafter, Mr. Spector will not be eligible for an annual bonus.
•
Severance. In the event Mr. Spector is terminated by us without cause or by Mr. Spector with good reason (each as defined in his employment agreement) on or before December 31, 2021, Mr. Spector is entitled to receive severance in accordance with the terms of his employment agreement (i.e., 6 months of continued base salary and health and welfare benefits) and continued vesting of his outstanding LLC Options through April 2, 2022. In the event Mr. Spector is terminated by us without cause or by Mr. Spector with good reason on or after January 1, 2022, Mr. Spector is entitled to receive only continued vesting of his outstanding LLC Options through April 2, 2022.
•
Restrictive Covenants. The restrictive covenants included in Mr. Spector’s employment agreement remain in place under the term sheet.
•
Other Terms. The remaining terms and conditions of Mr. Spector’s employment under his employment agreement remain in full force and effect.

In connection with our initial public offering, we entered into new employment agreements with Mr. Bennett, Ms. Hudson, and Mr. Kallenbach, effective as of the consummation of the Corporate Conversion. We refer to these agreements as the Executive Employment Agreements. Mr. Kallenbach's employment was terminated without cause effective as of February 28, 2022, and as such he is no longer subject to the Executive Employment Agreement described below. The material terms of the Executive Employment Agreements as of December 31, 2021 are as follows:

•
Position. Mr. Bennett, Ms. Hudson, and Mr. Kallenbach serve as our Chief Executive Officer, Chief Financial Officer, and General Counsel, respectively. Mr. Bennett reports to our board of directors and Ms. Hudson and Mr. Kallenbach report to our Chief Executive Officer.
•
Term. Mr. Bennett’s, Ms. Hudson’s, and Mr. Kallenbach’s New Employment Agreements each have a two year term, each with automatic renewals for one-year terms thereafter.
•
Salary. Mr. Bennett, Ms. Hudson, and Mr. Kallenbach have annual base salaries of $600,000 and $365,000, and $350,000, respectively.
•
Annual Bonus. Mr. Bennett, Ms. Hudson, and Mr. Kallenbach each have annual target bonuses equal to at least 40% of each of their annual base salaries, respectively.
•
Severance.

•
In the event Mr. Bennett is terminated without cause or resigns for good reason (in each case as defined in his Executive Employment Agreement) more than three months before or more than 12 months after a change in control (as defined in his Executive Employment Agreement), Mr. Bennett will be entitled to receive 12 months of continued base salary and 6 months of continued health and welfare benefits. In the event Mr. Bennett is terminated without cause or resigns for good reason within the three month period preceding or the 12 month period following a change in control, Mr. Bennett will be entitled to receive 18 months of continued base salary and health and welfare benefits, 100% of his pro-rata target bonus, and 100% acceleration of all time-based equity awards.
•
In the event Ms. Hudson is terminated without cause or resigns for good reason (in each case as defined in her Executive Employment Agreement) more than two months before or more than 12 months after a change in control (as defined in her Executive Employment Agreement), the Executive Employment Agreement provides for severance in the form of 9 months of continued base salary and 6 months of continued health and welfare benefits. In the event Ms. Hudson is terminated without cause or resigns for good reason within the two month period preceding or the 12 month period following a change in control, she will be entitled to receive 12 months of continued base salary and health and welfare benefits, 100% of her pro-rata target bonus, and 100% acceleration of all time-based equity awards.
•
In the event Mr. Kallenbach is terminated without cause or resigns for good reason (in each case as defined in his Executive Employment Agreement) more than two months before or more than 12 months after a change in control (as defined in his Executive Employment Agreement), the Executive Employment Agreement provides for severance in the form of 6 months of continued base salary and 6 months of continued health and welfare benefits. Mr. Kallenbach’s employment was terminated without cause effective as of February 28, 2022 and, accordingly, he is entitled to receive severance as described in this paragraph in accordance with his Executive Employment Agreement.
•
Restrictive Covenants. The Executive Employment Agreements include 12 month post-employment non-competition and non-solicitation covenants.

Director compensation

The following table sets forth information concerning the compensation of the members of the board of directors of EngageSmart, Inc. for the year ended December 31, 2021.

Name	Fees Earned or Paid in Cash ($)(3)	Stock Awards ($)(4)	Total ($)
Paul G. Stamas (1)	—	—	—
Deborah A. Dunnam	19,731	499,980	519,711
Matthew G. Hamilton (1)	—	—	—
David Magnum	21,538	—	21,538
Preston McKenzie (1)	—	—	—
Raph Osnoss (1)	—	—	—
Ashley Glover (2)	1,346	499,980	501,326
(1)
Each of Messrs. Stamas, Hamilton, McKenzie and Osnoss is an employee of General Atlantic (or an affiliate of General Atlantic) or Summit Partners and, as a result, are not eligible to receive compensation under their respective internal policies.
(2)
Ms. Glover resigned from the board effective as of November 9, 2021.
(3)
Amounts reflect (i) $16,154 in annual retainer fees received by Ms. Dunnam for her service as a member of the Board and an additional annual retainer fees of $2,500 and $1,077 for her service as a member of the Audit Committee and the Nominating and Corporate Governance Committee, respectively; (ii) $16,154 in annual retainer fees received by Mr. Mangum for his service as a member of the Board and an additional annual retainer fee of $5,385 for his service as chairman of the Audit Committee; and (iii) $1,154 in annual retainer fees received by Ms. Glover for her service as a member of the Board and an additional retainer fee of $192 for her service as a member of the Audit Committee.
(4)
In accordance with SEC rules, these amounts reflect the aggregate grant-date fair value of the restricted stock unit awards granted during 2021 computed in accordance with ASC Topic 718 for stock-based compensation transactions. Assumptions used in the calculation of these amounts are included in Note 12 – Stock-based Compensation to our consolidated financial statements included elsewhere in this proxy statement. These amounts do not reflect the actual economic value that will be realized by the non-employee director upon the vesting of the restricted stock units or the sale of the common stock underlying such restricted stock units.

As of December 31, 2021, each of our non-employee directors held the number of stock awards and stock options set forth in the following table.

Name	Stock Awards (#)	Option Awards (#)
Paul G. Stamas	—	—
Deborah A. Dunnam	19,230 (1)	—
Matthew G. Hamilton	—	—
David Magnum	—	225,000 (3)
Preston McKenzie	—	—
Raph Osnoss	—	—
Ashley Glover (2)	—	—
(1)
Amount reflects restricted stock units granted on September 23, 2021 in connection with our initial public offering, which restricted stock units vest in equal annual installments on each of the first three anniversaries of the pricing date of our initial public offering. The vesting of the restricted stock units is subject to acceleration upon the occurrence of a Change in Control (as defined in the 2021 Plan).
(2)
Ms. Glover resigned from the board effective as of November 9, 2021. In connection with her departure, a pro rata portion of her restricted stock units were accelerated and vested on November 9, 2021. Her otherwise outstanding restricted stock units were forfeited for no consideration.
(3)
Amount reflects Converted Options granted on November 1, 2019, which have a converted exercise price of $3.02. The Converted Options are all Service Options, which generally vest 25% on the first anniversary of the grant date and in 12 equal quarterly installments thereafter subject to Mr. Mangum’s continued service through each applicable vesting date. The vesting of Mr. Mangum’s Converted Options is subject to acceleration upon the occurrence of a Change in Control (including a Change in Control within six months following the termination of Mr. Mangum’s directorship without Cause (as defined in the LLC Option Plan) or as a result of his becoming employed by or a member of the board of directors of another portfolio company of General Atlantic).

Non-Employee Director Compensation Policy

In connection with our initial public offering, we implemented a compensation policy that is applicable to all of our independent non-employee directors. Under this compensation policy, each non-employee director receives an annual cash retainer of $60,000. In addition, (i) the Chairperson of the Board receives an additional annual retainer of $22,500, (ii) the Lead Independent Director of the Board receives an additional annual retainer of $15,000, (iii) the Chairpersons of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, receive additional annual retainers of $20,000, $12,500, and $8,000, respectively, and (iv) non-Chairperson members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee receive additional annual retainers of $10,000, $6,000, and $4,000, respectively.

In addition, under our non-employee director compensation policy, each non-employee director receives a restricted stock unit award with a grant date value of $500,000 in respect of his or her initial election or appointment, which award shall vest in three equal installments on the first three anniversaries of the date of grant, subject to such non-employee director continuing in service through each such date. Each such non-employee director will also receive an annual restricted stock unit award with a grant date value of $170,000 on the date of each annual meeting at least six months after the non-employee director is initially elected or appointed, with all such annual restricted stock unit awards vesting on the first anniversary of the grant date of the award (or immediately prior to the date of the annual shareholder meeting immediately following the date of grant, if sooner), subject to such non-employee director continuing in service through such date. The vesting of all restricted stock unit awards under the policy will accelerate and vest in full upon a change in control (as defined in the 2021 Plan).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of our common stock as of March 25, 2022 by:

•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock outstanding;
•
each of our directors;
•
each of our named executive officers for 2021; and
•
all directors and executive officers as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 162,394,345 shares of common stock outstanding as of March 25, 2022. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of March 25, 2022 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed below is 30 Braintree Hill Office Park, Suite 101, Braintree, Massachusetts 02184. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Holders of More than 5%:
Entities affiliated with General Atlantic(1)	97,209,436	59.9%
Entities affiliated with Summit Partners(2)	26,926,752	16.6%
John Burgess(3)(4)	9,188,014	5.7%

Named Executive Officers and Directors:
Robert P. Bennett(4)(5)	3,727,063	2.3%
Howard Spector(6)	1,296,913	*
Cassandra Hudson(7)	288,206	*
Charles Kallenbach(8)	68,693	*
Paul G. Stamas	—	*
Matthew G. Hamilton	—	*
David Mangum(9)	140,622	*
Preston McKenzie	—	*
Raph Osnoss	—	*
Deborah A. Dunnam	—	*
Diego Rodriguez	—	*

All current executive officers and directors as a group (12 persons) (10)	4,392,187	2.7%

* Represents less than 1%.

(1)
Based on solely information reported on a Schedule 13G filed on February 11, 2022 jointly filed by General Atlantic, L.P. (“GA LP”), General Atlantic Partners 100, L.P. (“GAP 100”), General Atlantic Partners (Bermuda) EU, L.P. (“GAP Bermuda EU”), GAP Coinvestments III, LLC (“GAPCO III”), GAP Coinvestments IV, LLC (“GAPCO IV”), GAP Coinvestments V, LLC (“GAPCO V”), GAP Coinvestments CDA, L.P. (“GAPCO CDA”), General Atlantic (SPV) GP, LLC (“GA SPV”), General Atlantic GenPar

(Bermuda), L.P. (“GenPar Bermuda”), General Atlantic GenPar, L.P. (“GA GenPar”), General Atlantic (IC), L.P. (“GA IC”); and GAP (Bermuda) L.P. (“GAP Bermuda”). GAP 100, GAP Bermuda EU, GAPCO III, GAPCO IV, GAPCO V, and GAPCO CDA are collectively referred to as the “GA Funds.” The GA Funds share beneficial ownership of the common shares held by GA IC. The general partner of GA IC is GA SPV. The general partner of GAP 100 is GA GenPar. The general partner of GAP Bermuda EU is GenPar Bermuda LP. GA LP, which is controlled by the Management Committee of GASC MGP, LLC (the “Management Committee”), is the managing member of GAPCO III, GAPCO IV and GAPCO V, the general partner of GAPCO CDA and GA GenPar, and the sole member of GA SPV. The general partner of GenPar Bermuda is GAP Bermuda, which is also controlled by the Management Committee. There are nine members of the Management Committee. Each of the Reporting Persons has shared voting and dispositive power over 97,209,436 shares of our common stock. Each of the members of the Management Committee disclaims ownership of the shares reported herein except to the extent that he has a pecuniary interest therein. The business address of GA LP, GAP 100, GAPCO III, GAPCO IV, GAPCO V, GAPCO CDA, GA GenPar, GA SPV and GA IC is c/o General Atlantic Service Company, L.P., 55 East 52nd Street, 33rd Floor, New York, NY 10055. The business address of GAP Bermuda EU, GenPar Bermuda and GAP Bermuda is Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda.
(2)
Based solely on information reported on a Schedule 13G jointly filed on February 4, 2022 by Summit Partners L.P., Summit Partners Growth Equity Fund VIII-A, L.P., Summit Partners Growth Equity Fund VIII-B, L.P., Summit Partners Entrepreneur Advisors Fund I, L.P., Summit Investors I, LLC, Summit Investors I (UK), L.P., Martin J. Mannion and Peter Y. Chung. Summit Partners, L.P. is the managing member of Summit Partners GE VIII, LLC, which is the general partner of Summit Partners GE VIII, L.P., which is the general partner of each of Summit Partners Growth Equity Fund VIII-A, L.P. and Summit Partners Growth Equity Fund VIII-B, L.P. Summit Master Company, LLC is the (A) sole managing member of Summit Partners Entrepreneur Advisors GP, LLC, which is the general partner of Summit Partners Entrepreneur Advisors Fund I, L.P., and (B) the managing member of Summit Investors Management, LLC, which is the manager of Summit Investors I, LLC and the general partner of Summit Investors I (UK), L.P. Summit Master Company, LLC, as the sole managing member of Summit Partners Entrepreneur Advisors GP, LLC and the managing member of Summit Investors Management, LLC, has delegated investment decisions, including voting and dispositive power, to Summit Partners, L.P. Investment decisions for Summit Partners, L.P. are made by its two-person Investment Committee, which is currently composed of Martin J. Mannion and Peter Y. Chung. Summit Partners L.P., Martin J. Mannion and Peter Y. Chung each have shared voting and dispositive power over 26,926,752 shares of our common stock. Summit Partners Growth Equity Fund VIII-A, L.P. has shared voting and dispositive power over 19,327,768 shares of our common stock. Summit Partners Growth Equity Fund VIII-B, L.P. has shared voting and dispositive power over 7,060,848 shares of our common stock. Summit Partners Entrepreneur Advisors Fund I, L.P. has shared voting and dispositive power over 128,222 shares of our common stock. Summit Investors I, LLC has shared voting and dispositive power over 370,024 shares of our common stock. Summit Investors I (UK), L.P. has shared voting and dispositive power over 39,890 shares of our common stock. The business address for each of the foregoing entities and individuals is 222 Berkeley Street, 18th Floor, Boston, Massachusetts 02116.
(3)
Consists of (i) 6,698,014 shares of common stock held by Mr. Burgess; (ii) 990,000 shares of common stock held of record by the Robert P. Bennett 2019 Descendants’ Trust, of which Mr. Burgess and his spouse serve as co-trustees; and (iii) 1,500,000 shares of common stock held of record by The Bennett Family 2020 Trust, of which Mr. Burgess serves as co-trustee. Mr. Burgess has sole voting and dispositive power over 6,698,014 shares of our common stock and shared voting and dispositive power over 2,490,000 shares of our common stock.
(4)
Consists of 1,500,000 shares of common stock held by The Bennett Family 2020 Trust, of which Mr. Burgess and Martha Bennett, Mr. Bennett’s spouse, serve as trustees. Martha Bennett may be deemed to share voting and dispositive power with respect to the shares held by The Bennett Family 2020 Trust.
(5)
Consists of (i) 1,137,159 shares of common stock held by Mr. Bennett, (ii) 37,500 shares of common stock underlying options held by Mr. Bennett that are currently exercisable or will be exercisable within 60 days of March 25, 2022, (iii) 2,404 shares issuable upon vesting of restricted stock units within 60 days of March 25, 2022, and (iv) 1,050,000 shares of common stock held by The Robert P. Bennett 2020 Grantor Retained Annuity Trust, of which Mr. Bennett serves as the sole trustee.

(6)
Consists of (i) 125,041 shares of common stock held by Mr. Spector, (ii) 187,500 shares of common stock held by Howard Spector 2021 Irrevocable Trust, of which Janet White, Mr. Spector’s spouse, serves as the sole trustee, (iii) 187,500 shares of common stock held by Janet White 2021 Irrevocable Trust, of which Mr. Spector serves as the sole trustee, and (iv) 796,872 shares of common stock underlying options held by Mr. Spector that are currently exercisable or will be exercisable within 60 days of March 25, 2022. Janet White may be deemed to share voting and dispositive power with respect to the shares held by Howard Spector 2021 Irrevocable Trust.
(7)
Consists of (i) 3,355 shares of common stock, (ii) 281,245 shares of common stock underlying options held by Ms. Hudson that are currently exercisable or would be exercisable within 60 days of March 25, 2022 and (iii) 3,606 shares issuable upon vesting of restricted stock units within 60 days of March 25, 2022.
(8)
Consists of (i) 1,193 shares of common stock, and (ii) 67,500 shares of common stock underlying options held by Mr. Kallenbach are currently exercisable or will be exercisable within 60 days of March 25, 2022.
(9)
Consists of 140,622 shares of common stock underlying options held by Mr. Mangum that are currently exercisable or will be exercisable within 60 days of March 25, 2022.
(10)
Consists of (i) 3,691,236 shares of common stock directly or indirectly held by all of our current directors and executive officers as a group and (ii) 700,951 shares of common stock underlying options held by all of our current directors and executive officers as a group that, within 60 days of March 25, 2022, are (a) currently exercisable, (b) will be exercisable or (c) are issuable upon the vesting of restricted stock units.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

Our Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our legal team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our legal team determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our legal department is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant known facts and circumstances of each related person transaction, including whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, taking into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chairperson of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.

All transactions described below that were entered into following the Closing were undertaken in compliance with our Related Person Transaction Policy described above, including review and approval by our Audit Committee

Relationships and Transactions with Directors, Executive Officers and Significant Stockholders

The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Common Stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2021, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”

Registration Rights Agreement

Prior to the consummation of the IPO, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with General Atlantic, Summit, Robert P. Bennett, our Chief Executive Officer and a director, and certain other stockholders. Subject to several exceptions, including underwriter cutbacks and our right to defer a demand registration and shelf registration under certain circumstances, certain stockholders, including General Atlantic, Summit and Mr. Bennett (collectively, the “Demand Investors”), may require that we register for public resale under the Securities Act any or all shares of common stock constituting registrable securities at any time following the IPO, subject to certain exceptions, so long as the securities requested to be registered or sold in an underwritten shelf offering are anticipated to have an aggregate offering price, net of underwriting discounts and commissions, of least $100.0 million. The Demand Investors also have the right to sell registrable securities held by them pursuant to an underwritten block trade or similar transaction off of a shelf registration statement, each subject to limited participation rights and other restrictions, including that the aggregate anticipated offering price, net of underwriting discounts and commissions, is at least $25.0 million.

If any of the Demand Investors makes a request for registration, the non-requesting parties to the Registration Rights Agreement will be entitled to customary piggyback registration rights in connection with the request, and if the request is for an underwritten offering, such piggyback registration rights will be subject to underwriter cutback provisions, with priority for registration of shares going first to the Demand Investors on a pro rata basis, second, to the other holders under the Registration Rights Agreement, and third, to us if we are proposing to sell securities for our own account. In addition, the parties to the Registration Rights Agreement will be entitled to piggyback registration rights with respect to any registration initiated by us or another stockholder, and if any such registration is in the form of an underwritten offering, such piggyback registration rights will be subject to customary cutback provisions, with priority for registration of shares going first to us or such other stockholder, as applicable, second to the other holders under the Registration Rights Agreement and third to other stockholders who request to participate in such offering.

In connection with the registrations described above, we will indemnify any selling stockholders and bear substantially all fees and expenses other than underwriting discounts and commissions.

Stockholders’ Agreement

On September 22, 2021, we entered into a stockholders’ agreement (the “Stockholders’ Agreement”) with General Atlantic, Summit, and Robert P. Bennett, our Founder and Chief Executive Officer, that will provide General Atlantic and affiliates of Summit with the right to nominate a specified number of our directors determined based on the voting power held by General Atlantic and affiliates of Summit. For so long as General Atlantic beneficially owns shares of common stock representing over 50% of the common stock then outstanding, General Atlantic will be entitled to nominate five directors to serve on our board of directors, at least two of which such directors must be “independent directors” under applicable law and stock exchange listing standards. For so long as General Atlantic beneficially owns shares of common stock representing at least 30% but less than or equal to 50% of the common stock then outstanding, General Atlantic will be entitled to nominate three directors to serve on our board of directors. For so long as General Atlantic beneficially owns shares of common stock representing at least 20% but less than or equal to 30% of the common stock then outstanding, General Atlantic will be entitled to nominate two directors to serve on our board of directors. For so long as General Atlantic beneficially owns shares of common stock representing at least 10% of the common stock then outstanding, General Atlantic will be entitled to nominate one director to serve on our board of directors. For so long as affiliates of Summit beneficially owns at least 10% of the common stock then outstanding, affiliates of Summit will be entitled to nominate one director to serve on our board of directors.

Additionally, so long as General Atlantic beneficially owns at least 25% of the common stock then outstanding, the prior written consent of General Atlantic will be required prior to taking the following actions:

•
any acquisition or disposition where aggregate consideration is greater than $150,000,000 in a single transaction or series of related transactions;
•
any transaction in which any person or group acquires more than 50% of our then outstanding capital stock or the power to elect a majority of the members of the board;
•
any incurrence or refinancing of our indebtedness or that of our subsidiaries to the extent such incurrence or refinancing would result in us or our subsidiaries having indebtedness in excess of $250,000,000 in the aggregate;
•
hiring or termination of our chief executive officer;
•
for so long as General Atlantic beneficially owns at least 10% of the common stock then outstanding, any increase or decrease in the size of the board;
•
any reorganization, recapitalization, voluntary bankruptcy, liquidation, dissolution or winding-up;
•
any redemption, repurchase or other acquisition by us of our equity securities or any declaration thereof, with customary exceptions;
•
any payment or declaration of any dividend or distribution on any equity securities of us or our subsidiaries or entering into a recapitalization transaction the primary purpose of which is to pay a dividend or distribution;
•
any amendment, alteration or repeal of any provision of the governing documents of the Company in a manner that adversely affects the powers, preferences or rights of General Atlantic; or

•
any adoption, approval or issuance of any “poison pill,” stockholder or similar rights plan by us or our subsidiaries.

Indemnification agreements

Prior to the consummation of the IPO, we entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines, and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Contingent value rights

CVR Units

Certain of our executive officers and other employees, among others, currently hold CVR Unit Awards, or the CVR Units, under the CVR Bonus Award Plan, or the CVR Plan. CVR Units entitle the holder, subject generally to the holder’s continued employment through the date of payment, to a pro-rata portion of a bonus pool (based on a participant’s share of CVR Units held). The amount of this bonus pool is based on certain cash distributions that General Atlantic would otherwise be entitled to receive if General Atlantic receives a pre-established threshold in connection with and/or following an exit event, as defined in the LLC Agreement. The maximum amount of this bonus pool is capped at approximately $9,500,000, of which approximately $7,400,000 remained outstanding as of December 31, 2021. In connection with the IPO, the CVR Plan was amended and the CVR Units otherwise remain subject to the same terms and conditions applicable to the CVR Units immediately prior to the IPO (including, without limitation, vesting and payment terms). General Atlantic entered into a promissory note with us in connection with the IPO which requires General Atlantic to make a capital contribution to us equal to the amount of any payments made by us to holders of CVR Units pursuant to the CVR Plan.

Class A-2 LLC Shares

Summit, certain of our executive officers and other shareholders previously held Class A-2 LLC Shares under the LLC Agreement, which entitled such holders to certain cash distributions that General Atlantic would otherwise be entitled to receive if General Atlantic had received a pre-established threshold in connection with and/or following certain exit events (as defined in the LLC Agreement). General Atlantic contributed capital to us in connection with the IPO in an amount equal to $43,235,848 in order for us to satisfy our obligation in full to holders of Class A-2 LLC shares in respect of such cash distribution.

Directed share program

At our request, the underwriters of our IPO reserved up to 5.0% of the shares offered by us in our IPO price through a directed share program to certain individuals or entities, including our directors, employees, and certain other individuals or entities identified by management.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 30 Braintree Hill Office Park, Suite 101, Braintree, Massachusetts 02184 in writing not later than December 15, 2022.

Stockholders intending to present a proposal at the 2023 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting of Stockholders no earlier than January 24, 2023 and no later than February 23, 2023. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2023 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 24, 2023, then our Secretary must receive such written notice not later than the close of business on the 90th day prior to the 2023 Annual Meeting or, if later, the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us. Notwithstanding the foregoing, for as long as General Atlantic owns 40% or more of the voting power of our outstanding Common Stock, such advance notice procedure will not apply to them.

In addition to satisfying the foregoing requirements under the Company’s Bylaws, to comply with the universal proxy rules (once they become effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 27, 2023.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2023 annual meeting. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

ENGAGESMART’S ANNUAL REPORT ON FORM 10-K

A copy of EngageSmart’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on March 25, 2022 without charge upon written request addressed to:

EngageSmart, Inc.

Attention: Secretary

30 Braintree Hill Office Park, Suite 101

Braintree, Massachusetts 02184

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 at investors.engagesmart.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Scott Semel, Senior Vice President, General Counsel and Secretary

Braintree, Massachusetts

April 14, 2022

SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 23, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ESMT2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 23, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ENGAGESMART, INC. 30 BRAINTREE HILL OFFICE PARK, SUITE 101 BRAINTREE, MASSACHUSETTS 02184 D78450-P66071 Withhold All For All ENGAGESMART, INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. For All Except The Board of Directors recommends you vote FOR the following: ! ! ! 1. Election of Class I Directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified. Nominees: 01) Deborah A. Dunnam 02) Preston McKenzie 03) Diego Rodriguez Abstain Against For The Board of Directors recommends you vote FOR the following proposal: ! ! ! 2. Ratification of the appointment of Deloitte & Touche LLP as EngageSmart, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2022. NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D78451-P66071 EngageSmart, Inc. Annual Meeting of Stockholders May 24, 2022 12:00 PM, Eastern Time This proxy is solicited by the Board of Directors The undersigned stockholder(s) of EngageSmart, Inc. hereby appoint(s) Scott Semel and Robert P. Bennett, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock, of EngageSmart, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 p.m., Eastern Time on Tuesday, May 24, 2022 via live webcast accessible at www.virtualshareholdermeeting.com/ESMT2022, and any continuation, adjournment or postponement thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side